UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

May 21, 2025

GUARANTY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-38087	75-1656431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16475 Dallas Parkway, Suite 600 Addison, Texas		75001
(Address of Principal Executive Offices)		(Zip Code)

(888) 572-9881

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	GNTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2025, at the Annual Meeting of Shareholders (the “Annual Meeting”) of Guaranty Bancshares, Inc. (the “Company”), the shareholders of the Company approved an amendment (the “Amendment”) of the Guaranty Bancshares, Inc. 2015 Equity Incentive Plan (the “2015 Plan”), which (a) extended the term during which the Company may grant stock options under the 2015 Plan to February 18, 2035, (b) eliminated the evergreen mechanism under which the shares available under the 2015 Plan are automatically refreshed each year, and (c) made certain other administrative changes. The Company’s Board of Directors previously approved the Amendment, subject to shareholder approval. For a more detailed description of the Amendment, please refer to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2025 (the “Proxy Statement”). The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to 2015 Plan, as amended by the Amendment, a copy of which is included as Appendix A to the Proxy Statement and is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 21, 2025, the Company held the Annual Meeting to consider and act upon the items listed below:

1. The shareholders of the Company elected the individuals listed below to serve as Class I directors for the Company's Board of Directors to serve until the Company's 2028 annual meeting of shareholders by the votes set forth in the table below:

	For	Against	Abstain	Broker Non-Vote
Bradley K. Drake	4,530,237	2,418,160	2,288	1,874,377
Carl Johnson, Jr.	4,879,901	2,070,117	667	1,874,377
Kirk L. Lee	6,514,523	434,450	1,712	1,874,377

2. The shareholders of the Company approved the Amendment by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote
4,232,285	2,705,843	12,557	1,874,377

3. The shareholders of the Company approved, on an advisory basis, the compensation of the Company's named executive officers by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote
6,805,949	140,028	4,708	1,874,377

4. The shareholders of the Company ratified the appointment of Whitley Penn LLP as the Company's independent registered public accounting firm for the year ending December 31, 2025 by the votes set forth in the table below:

For	Against	Abstain
8,800,912	22,253	1,897

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1

Guaranty Bancshares, Inc. 2015 Equity Incentive Plan, as amended (incorporated by reference to Appendix A to Guaranty Bancshares, Inc.’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 31, 2025).

104	Cover Page Interactive File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2025

GUARANTY BANCSHARES, INC.

By:	/s/ Tyson T. Abston
Name:	Tyson T. Abston
Title:	Chairman of the Board and Chief Executive Officer